UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2023

Energy Transfer LP

(Exact name of registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprE	New York Stock Exchange
9.250% Series I Fixed Rate Perpetual Preferred Units	ETprI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 3, 2023, Energy Transfer LP, a Delaware limited partnership (“Energy Transfer”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 16, 2023, by and among Energy Transfer, Crestwood Equity Partners LP (“Crestwood”), Pachyderm Merger Sub LLC, a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), and, solely for the purposes set forth therein, LE GP, LLC, the general partner of Energy Transfer (the “General Partner”), pursuant to which Crestwood merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a direct wholly owned subsidiary of Energy Transfer.

At the effective time of the Merger on November 3, 2023 (the “Effective Time”), holders of common units representing limited partner interests in Crestwood (the “Crestwood common units”) received, for each Crestwood common unit that they owned as of immediately prior to the Effective Time, 2.07 common units of Energy Transfer, each representing a limited partner interest in Energy Transfer (the “ET common units”). Each preferred unit representing a limited partner interest in Crestwood (the “Crestwood preferred units”) outstanding immediately prior to the Effective Time, at the election of the holder of such Crestwood preferred unit, (i) converted into Crestwood common units, at a conversion ratio of one Crestwood common unit for 10 Crestwood preferred units, subject to the payment of any accrued but unpaid distributions prior to the Effective Time, which as-converted Crestwood common units were subsequently converted into Energy Transfer common units at the closing of the Merger at an exchange ratio of 2.07 Energy Transfer common units for each Crestwood common unit, (ii) converted into a Series I Fixed Rate Perpetual Preferred Unit of Energy Transfer (a “Series I Preferred Unit”) or (iii) was redeemed in exchange for cash at a price of $9.857484 per Crestwood preferred unit plus accrued and unpaid distributions to the date of such redemption.

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indentures

At the Effective Time, Crestwood Midstream Partners LP, a Delaware limited partnership (“Crestwood Midstream Partners”), and Crestwood Midstream Finance Corp., a Delaware corporation, both wholly-owned subsidiaries of Crestwood (together, the “Original Issuers”), remained the issuers of approximately (i) $500,000,000 aggregate principal amount of 5.75% Senior Notes due 2025, issued under the indenture, dated as of March 14, 2017, as amended and supplemented from time to time (the “2017 Indenture”), (ii) $600,000,000 aggregate principal amount of 5.625% Senior Notes due 2027, issued under the indenture, dated as of April 15, 2019, as amended and supplemented from time to time (the “2019 Indenture”), (iii) $700,000,000 aggregate principal amount of 6.00% Senior Notes due 2029, issued under the indenture, dated as of January 21, 2021, as amended and supplemented from time to time (the “January 2021 Indenture”), (iv) $450,000,000 in aggregate principal amount of 8.00% Senior Notes due 2029, issued under the indenture, dated as of March 30, 2021, as amended and supplemented from time to time (the “March 2021 Indenture”) and (v) $600,000,000 aggregate principal amount of 7.375% Senior Notes due 2031, issued under the indenture, dated as of January 19, 2023 (the “2023 Indenture” and, together with the 2017 Indenture, the 2019 Indenture, the January 2021 Indenture and the March 2021 Indenture, the “Indentures”).

In connection with and after the consummation of the Merger, on November 3, 2023, Energy Transfer caused Crestwood Midstream Partners to contribute substantially all of its assets to Energy Transfer, and Energy Transfer entered into supplemental indentures (the “Supplemental Indentures”) pursuant to which it assumed all of the obligations of the Original Issuers under the Indentures.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures, each of which is filed hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 10 to Third Amended and Restated Agreement of Limited Partnership

At the Effective Time, Energy Transfer issued 41,464,187 Series I Preferred Units to holders of Crestwood preferred units who elected to convert their Crestwood preferred units into Series I Preferred Units in connection with the closing of the Merger. The Series I Preferred Units represent limited partner interests in Energy Transfer which rank, as to distributions on such securities and distributions upon liquidation, on parity with Energy Transfer’s existing preferred units. The Series I Preferred Units, among other things, entitle the holders to participate in Energy Transfer partnership distributions and to exercise certain rights and privileges. In connection with the issuance of the Series I Preferred Units, the General Partner, as the general partner of Energy Transfer and on behalf of the limited partners of Energy Transfer, executed Amendment No. 10 (the “LPA Amendment”) to the Third Amended and Restated Agreement of Limited Partnership of Energy Transfer, dated as of February 8, 2006 (the “Third Amended and Restated Partnership Agreement”).

The Series I Preferred Units are entitled to a cumulative distribution (the “Preferred Distribution”) of $0.2111 per quarter in respect of each Series I Preferred Unit, subject to certain adjustments (as may be adjusted, the “Preferred Distribution Amount”). Each Preferred Distribution will be paid in cash at the Preferred Distribution Amount unless, subject to certain exceptions, (i) there is no distribution being paid on parity securities and junior securities and (ii) Energy Transfer’s Available Cash (as defined in the Fourth Amended and Restated Partnership Agreement, as defined below), excluding any deductions to provide funds for distributions of Available Cash to the holders of ET common units (“ET common unitholders”) in respect of any one or more of the next four quarters, is insufficient to pay the Preferred Distribution. If Energy Transfer fails to pay the Preferred Distribution in full in cash, then until such time as all accrued and unpaid Preferred Distributions are paid in full in cash, Energy Transfer will not be permitted to declare or make (a) any distributions in respect of any junior securities (including the common units) and (b) subject to certain exceptions, any distributions in respect of any parity securities. The Series I Preferred Units will be entitled to receive (and share pro rata with ET common unitholders in) any portion of any quarterly cash distribution made in the normal course to ET common unitholders that is in excess of the “Specified Distribution Amount.” The “Specified Distribution Amount” means an amount that is the greater of (i) the amount of the highest previously paid quarterly cash distribution after the date of the merger and (ii) the amount equal to 115% of the quarterly cash distribution for the immediately preceding quarter.

Holders of Series I Preferred Units may elect (i) to convert all or any portion of their Series I Preferred Units, in an aggregate amount equaling or exceeding the Minimum Conversion Amount (as defined in the LPA Amendment), into ET common units, at the then applicable Conversion Ratio (as defined in the LPA Amendment, initially 2.07 ET common units for ten Series I Preferred Units), subject to the payment of any accrued but unpaid distributions to the date of such conversion and (ii) in the event of Energy Transfer’s voluntary liquidation, dissolution or winding up, to convert all or any portion of such Series I Preferred Units into ET common units, at the then applicable Conversion Ratio, subject to payment of any accrued but unpaid distributions to the date of conversion. At any time, subject to certain liquidity requirements set forth in the LPA Amendment, if the volume-weighted average trading price of the ET common units on the national securities exchange on which the ET common units are then listed (the “VWAP Price”) for 20 trading days over the 30-trading day period ending on the close of trading on the day immediately preceding the date notice is given by Energy Transfer of election of its conversion right is greater than the quotient of (i) $13.691 divided by (ii) the then applicable Conversion Ratio (or approximately $66.14 based on the initial Conversion Ratio), the General Partner, in its sole discretion, may convert all or a portion of the outstanding Series I Preferred Units into ET common units, at the then applicable Conversion Ratio, subject to the payment of any accrued but unpaid distributions to the date of conversion. Also, subject to certain liquidity requirements set forth in the LPA Amendment, if the VWAP Price of the ET common units for 20 trading days over the 30-trading day period ending on the close of trading on the day immediately preceding the date notice is given by Energy Transfer of the exercise of its conversion right is greater than the quotient of (i) $9.1273 divided by (ii) the then applicable Conversion Ratio (or approximately $44.09 based on the initial Conversion

Ratio), the General Partner, in its sole discretion, may convert all, but not less than all, of the outstanding Series I Preferred Units into a number of ET common units equal to the Adjusted Conversion Amount (as defined in the LPA Amendment).

The Series I Preferred Units are entitled to vote as a separate class under the following circumstances: (i) the affirmative vote of holders of at least two-thirds of the outstanding Series I Preferred Units, voting as a separate class, is required to adopt any amendment to the Fourth Amended and Restated Partnership Agreement that the General Partner determines would have a material and adverse effect on the rights of the Series I Preferred Units, and (ii) the affirmative vote of holders of at least two thirds of the outstanding Series I Preferred Units, voting together as a class with other parity securities, is required to (1) create or issue any Parity Securities if cumulative distributions on the Series I Preferred Units are in arrears or (2) create or issue any Senior Securities (as defined in the Fourth Amended and Restated Partnership Agreement).

The foregoing description of the LPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the LPA Amendment, which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Fourth Amended and Restated Agreement of Limited Partnership

On November 3, 2023, Energy Transfer amended and restated the Third Amended and Restated Partnership Agreement (as so amended and restated, the “Fourth Amended and Restated Partnership Agreement”) in its entirety in order to include Amendment Nos. 1 through 10 thereto.

The foregoing description of the Fourth Amended and Restated Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Partnership Agreement, which is filed hereto as Exhibit 3.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On November 3, 2023, Energy Transfer issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment No. 10 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer LP, dated as of November 3, 2023.

3.2	Fourth Amended and Restated Agreement of Limited Partnership of Equity Transfer LP, dated as of November 3, 2023.

4.1	Sixth Supplemental Indenture, dated as of November 3, 2023, to the Indenture, dated as of March 14, 2017, among Energy Transfer LP, Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors party thereto and U.S. Bank Trust Company, as trustee.

4.2	Third Supplemental Indenture, dated as of November 3, 2023, to the Indenture, dated as of April 15, 2019, among Energy Transfer LP, Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors party thereto and U.S. Bank Trust Company, as trustee.

4.3	Third Supplemental Indenture, dated as of November 3, 2023, to the Indenture, dated as of January 21, 2021, among Energy Transfer LP, Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors party thereto and U.S. Bank Trust Company, as trustee.

4.4	Third Supplemental Indenture, dated as of November 3, 2023, to the Indenture, dated as of March 30, 2021, among Energy Transfer LP, Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors party thereto and U.S. Bank Trust Company, as trustee.

4.5	First Supplemental Indenture, dated as of November 3, 2023, to the Indenture, dated as of January 19, 2023, among Energy Transfer LP, Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors party thereto and U.S. Bank Trust Company, as trustee.

99.1	Press release of Energy Transfer LP, dated November 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

	By:	LE GP, LLC, its general partner.

Date: November 6, 2023	By:	/s/ Dylan A. Bramhall
	Name:	Dylan A. Bramhall
	Title:	Executive Vice President and Group Chief Financial Officer